Inspire Medical Systems, Inc. s May 2019 NYSE: INSP

Disclaimer This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained in this presentation are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as ‘‘may,’’ ‘‘will,’’ ‘‘should,’’ ‘‘expect,’’ ‘‘plan,’’ ‘‘anticipate,’’ ‘‘could,’’ “future,” “outlook,” ‘‘intend,’’ ‘‘target,’’ ‘‘project,’’ ‘‘contemplate,’’ ‘‘believe,’’ ‘‘estimate,’’ ‘‘predict,’’ ‘‘potential,’’ ‘‘continue,’’ or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words. The forward-looking statements in this presentation relate to, among other things, statements regarding our clinical data growth, product development, indication expansion, market development and prior authorization approvals. These forward-looking statements are based on management’s current expectations and involve known and unknown risks and uncertainties that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such risks and uncertainties include, among others, estimates regarding the annual total addressable market for our Inspire therapy in the U.S. and our market opportunity outside the U.S.; future results of operations, financial position, research and development costs, capital requirements and our needs for additional financing; commercial success and market acceptance of our Inspire therapy; our ability to achieve and maintain adequate levels of coverage or reimbursement for our Inspire system or any future products we may seek to commercialize; competitive companies and technologies in our industry; our ability to enhance our Inspire system, expand our indications and develop and commercialize additional products; our business model and strategic plans for our products, technologies and business, including our implementation thereof; our ability to accurately forecast customer demand for our Inspire system and manage our inventory; our dependence on third-party suppliers, contract manufacturers and shipping carriers; consolidation in the healthcare industry; our ability to expand, manage and maintain our direct sales and marketing organization, and to market and sell our Inspire system in markets outside of the U.S.; risks associated with international operations; our ability to manage our growth; our ability to increase the number of active medical centers implanting Inspire therapy; our ability to hire and retain our senior management and other highly qualified personnel; risk of product liability claims; risks related to information technology and cybersecurity; risk of damage to or interruptions at our facilities; our ability to commercialize or obtain regulatory approvals for our Inspire therapy and system, or the effect of delays in commercializing or obtaining regulatory approvals; FDA or other U.S. or foreign regulatory actions affecting us or the healthcare industry generally, including healthcare reform measures in the U.S. and international markets; the timing or likelihood of regulatory filings and approvals; risks related to our debt and capital structure; our ability to establish and maintain intellectual property protection for our Inspire therapy and system or avoid claims of infringement; tax risks; risks that we may be deemed an investment company under the Investment Company Act of 1940; regulatory risks; the volatility of the trading price of our common stock; and our expectations about market trends. Other important factors that could cause actual results, performance or achievements to differ materially from those contemplated in this presentation can be found under the caption “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2018, as such factors may be updated from time to time in our other filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. These and other important factors could cause actual results to differ materially from those indicated by the forward-looking statements made in this presentation. Any such forward-looking statements represent management’s estimates as of the date of this presentation. While we may elect to update such forward-looking statements at some point in the future, unless required by applicable law, we disclaim any obligation to do so, even if subsequent events cause our views to change. Thus, one should not assume that our silence over time means that actual events are bearing out as expressed or implied in such forward-looking statements. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this presentation. This presentation contains trademarks, trade names and service marks of other companies, which are the property of their respective owners. We do not intend our use or display of other parties' trademarks, trade names or service marks to imply, and such use or display should not be construed to imply, a relationship with, or endorsement or sponsorship of us by, these other parties. 2

Inspire is an Innovative Neurostimulation Solution for Patients with Moderate to Severe OSA

- **First and only FDA-approved neurostimulation technology for OSA**
- **More than 5,000 patients treated with Inspire therapy**
- **Alternative for the estimated 35 – 65% of non-CPAP compliant patients**
- **~$10bn annual U.S. market opportunity**
- **Innovative, closed-loop, minimally invasive solution**
- **Safe, comfortable and convenient therapy alternative**
- **Significant body of clinical evidence involving ~1,470 patients across 17 studies**
- **Strong customer base, growing salesforce and scalable reimbursement infrastructure**
- **Proven management team leading our 180 employees**

Our History & Key Milestones

1990s: Medtronic begins early work on the development of Inspire

2001: Initial clinical results published; Medtronic begins Inspire II development

2007: Inspire is founded after being spun-out of Medtronic

2011: Initiated Phase III pivotal STAR trial; CE mark received in Europe

2014: STAR results published in the *New England Journal of Medicine* in January; **received PMA approval from the FDA in April**

2015: 18-month STAR data published; revenues of $8.0mm

2016: 1,000th implant milestone; revenues of $16.4mm

2017: Launched Inspire IV neurostimulator in U.S.; announced 5-year STAR results; 2,000th implant; revenues of $28.6mm

2018: Inspire IV CE mark; 5-year STAR results publication; initial public offering on NYSE; Aetna begins covering the Inspire therapy; revenues of $50.6mm

2019: 5,000th patient receives Inspire therapy

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Strong Management Team Other Key Management • Steve Jandrich – Chief Compliance Officer, VP, Human Resources • Kathy Sherwood – VP, Global Market Access • Andreas Henke – VP, European3 Operations • John Rondoni – VP, Product Development, Operations & Quality • Quan Ni – VP, Research & Clinical Affairs Tim Herbert Rick Buchholz Randy Ban President, CEO & SVP, Global Sales and Chief Financial Officer Founder Marketing  30+ Years of Experience  20+ Years of Experience  20+ Years of Experience 4

Obstructive Sleep Apnea (OSA) is a Serious and Chronic Disease

OSA is Caused by a Blocked or Partially Blocked Airway

Typical Obstructive Sleep Apnea Event


Airway obstruction during breathing

- Blockage prevents airflow to the lungs
- Results in repeated arousals and oxygen de-saturations
- Severity of sleep apnea is measured by frequency of apnea or hypopnea events per hour, which is referred to as the Apnea-Hypopnea Index (AHI)
  - **Normal range:** AHI < 5 events per hour
  - **Mild sleep apnea:** 5 ≤ AHI < 15 events per hour
  - **Moderate sleep apnea:** 15 ≤ AHI < 30 events per hour
  - **Severe sleep apnea:** AHI ≥ 30 events per hour

Inspire's Focus

Most Patients Are Unaware of Their Condition…

- High risk patients: obese, male or of advanced age
- Common first indicator: heavy snoring
- Other indicators:
  - Lack of energy
  - Headaches
  - Depression
  - Nighttime gasping
  - Dry mouth
  - Memory or concentration problems
  - Excessive daytime sleepiness

…and Untreated OSA Multiplies Serious Health Risks

2x
The risk for stroke [1]

2x
The risk for sudden cardiac death [2]

5x
The risk for cardiovascular mortality [3]

57%
Increased risk for recurrence of Atrial Fibrillation after ablation [4]

Increased Risk of Mortality [5]


% Surviving
100%
90%
80%
70%
60%
50%
0
5
10
15
20
Years of Follow-up
No OSA
Mild OSA
Moderate OSA
Severe OSA

5

Source: Company Website
(1) Redline et al, The Sleep Heart Health Study. Am J Res and Crit Care Med 2010.
(2) Gami et al, J Am Coll Cardiol 2013.
(3) Young et al, J Sleep 2008.
(4) Li et al, Europace 2014.
(5) Prospective Study of Obstructive Sleep Apnea and Incident Coronary Heart Disease and Heart Failure from SHHS and Wisconsin Sleep Cohort Study.

Sleep Apnea is a Major Public Health Problem & Awareness is Building Metrics – Week of January 22, 2018 55,823 (+22%) 12,199 (+43%) Web Sessions Doctor Searches 548 (+42%) 202 (+59%) 184 (+25%) Calls Emails CHT Sign-Ups (+) represents change Week over Week 6 ____________________ Source: The New York Times, Science Daily, CBS This Morning, The Washington Post and Pioneer Press.

Current Treatment Options such as CPAP and Invasive Surgery have Significant Limitations

Continuous Positive Airway Pressure (CPAP) is the Leading Therapy for OSA

- Delivered through a face or nasal mask that connects through a hose to a bedside air pump
- Demonstrated improvements in patient-reported sleep quality and reductions in daytime sleepiness
- **Faces significant limitations as a therapeutic option, primarily due to low patient compliance (approximately 35% – 65%)**
- The effectiveness of CPAP has been limited by low patient compliance as many patients find the mask or treatment cumbersome, uncomfortable and loud







Drivers of CPAP Non-Compliance

- ✗ Mask Discomfort
- ✗ Mask Leakage
- ✗ Pressure Intolerance
- ✗ Skin Irritation
- ✗ Nasal Congestion
- ✗ Nasal Drying
- ✗ Nosebleeds
- ✗ Claustrophobia
- ✗ Lack of Intimacy

Invasive Surgery

- Several variations of sleep surgery
- Success rates vary widely (30% - 60%) [(1)]
- Irreversible anatomy alteration
- In-patient surgery with extended recovery



Uvulopalatopharyngoplasty (UPPP)



Maxillomandibular Advancement (MMA)

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(1) Shah, Janki, et al; American Journal of Otolaryngology (2018). Uvulopalatopharyngoplasty vs CN XII stimulation for treatment of obstructive sleep apnea: A single institution experience.

A Strong Market Opportunity Exists for an Alternative to CPAP that is Effective and Minimally Invasive

Prevalence & Economic Costs

- Sleep apnea affects +100 million people worldwide [1]
- Approximately 17 million individuals in the U.S. with moderate to severe OSA
  - Annually, ~2 million adult patients are prescribed a CPAP device [2]
- Annual U.S. economic costs of untreated moderate to severe OSA are between $65 - $165 billion [3]
- OSA economic costs are potentially greater than asthma, heart failure, stroke and hypertensive disease
- OSA is associated with an increase in:
  - Rate & severity of vehicle accidents
  - Increased healthcare utilization
  - Reduction of work performance
  - Occupational injuries

Our Estimated Annual U.S. Market Opportunity



Adults with Moderate to Severe OSA Prescribed CPAP (2) = ~2 million
Less: 65% CPAP Compliant
35% of CPAP Non-Compliant Adults = ~700,000
Published literature estimates CPAP non-compliance rates of 35% - 65%
Less: 30% Anatomy Challenges
70% Inspire Anatomy Eligible = ~500,000
Multiplied by: our ASP
Inspire U.S. Market = ~$10 billion

Note: ASP constitutes abbreviation for average selling price.

(1) Source: World Health Organization.

(2) Company estimates.

(3) Represents moderate to severe OSA. Source: McKinsey & Company, 2010.

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Inspire Therapy is a Proven Solution for Patients with OSA Inspire System Inspire Procedure 3 Stimulation Lead 1 Pressure Sensing Lead Hypoglossal Nerve 2 Neurostimulator  Remote control and three implantable components:  Approximately a 2-hour outpatient procedure Pressure sensing lead: detects when the 1•  Requires three small incisions (1 in neck and 2 in chest) patient is attempting to breathe  Patients typically recover quickly and resume normal Neurostimulator activities in just a few days 2• : houses the electronics and battery power for the device  System activation occurs 30 days after implantation 3• Stimulation lead: delivers electrical stimulation  Patient controls system by turning on the device each to the hypoglossal nerve night with the remote control before going to sleep 9

Inspire Therapy is a Safe and Effective Solution Mild Stimulation is a Clear Mechanism of Action Inspire Therapy Offers Significant Benefits  Strong safety profile  Effective and durable treatment  Closed-loop system  Strong patient compliance  High patient satisfaction  Minimally invasive outpatient procedure  ~11-year battery life (without recharging)  Utilizes patient’s natural physiology  Short recovery times post surgery  Patient controlled therapy Long term outcomes demonstrate that Inspire therapy addresses the shortfalls of current 10 treatments

Objective Measures Show the Impact of Our Inspire Therapy on OSA Polysomnogram Before and After Activation of Inspire System Inspire system turned on 12:23:00 AM 12:23:30 AM 12:24:00 AM 12:24:30 AM 12:25:00 AM 12:25:30 AM 12:26:00 AM 12:26:30 AM 12:27:00 AM 12:27:30 AM 12:28:00 AM 12:28:30 AM 12:29:00 AM 12:2 ECG1 N2 (TW RPSGT) N2 (TW RPSGT) N2 (TW RPSGT) N2 (TW RPSGT) N2 (TW RPSGT) N2 (TW RPSGT) N2 (TW RPSGT) N2 (TW RPSGT) N2 (TW RPSGT) N2 (TW RPSGT) N2 (TW RPSGT) N2 (TW RPSGT) N2 (TW RPSGT) m/V F4-M1 - p/V - - - C4-M1 - - - p/V - - - C1-M2 - ousal - ousal Apnea Arousal Apnea Arousal Apnea Arousal Apnea Arousal - p/V - - EMG1 - - - - p/V Nasal PR… - - - - 0 –- - - - - Airflow m/V Airflow Apnea Obstructive (42.40s) Apnea Obstructive (23.80s) Apnea Obstructive (46.86s) Apnea Obstructive (37.93s) - - - 0 – - - - p/V Chest - - 0 –- - p/V Abdomen - Breathing - 0 –- - - - -100 –- p/V SqCG s) 12 Desaturation (38.06s) 8 Desaturation (28.06s) 8 Desaturation (51.94s) 13 Desaturation (36.06s) 8 100 –- - - 97.5 – - - 95 –- - 92.5 –- - - 90 – - - Oxygen 87.5 – Saturation % OSA events No OSA events 11 After activating the Inspire system, the patient exhibited a more regular breathing pattern, higher and more consistent blood oxygen levels, and fewer or no transient arousals

Clinical Evidence

Inspire in ~1,470 Patients~1,470 inStudiesInspire 17 Across SignificantClinicalof Evidence Body Evaluating 13 (1) ____________________ Independent Company Sponsored Due theto inclusion ofcertain patients in multiplestudies, somestudies are notshown thein table because they notdoadd Publication Publication Publication Publications Publications Publications 2018 2018 2018 2018 2018 2018 Stimulation TherapyReductionforApnea (STAR) UAS in Specific Populations UniversityPittsburgh of MedicalCenter (UPMC) Thomas Jefferson UniversityHospital(TJUH) & German and FrenchGerman and ExperienceBordeaux) (Munich,Lubeck, (ClevelandThomas Clinic, Jefferson, UPenn) Inspire UAStraditionalvs sleep surgery Non University Hospitals - - PediatricSyndromeDown / German PostMarket Study Academic Hospital in San Diego ADHERE PatientADHERE Registry TotalPatients Evaluated Clinical Studies Clinical (BMI, Older Patients,Glucose Metabolism) Cleveland (1) any incremental patients tothe overall total. Number of PatientsNumber of Evaluated 1,470 240 508 248 143 126 97 20 22 60 6

STAR Trial Met Both Primary Endpoints & Showed Statistically Significant Reductions in AHI & ODI Significant Reduction in Severity of OSA Meaningful Levels of Compliance Post-Implantation Apnea-Hypopnea Index (Median) Oxygen Desaturation Index (Median) 29.3 25.4 9.0 9.7 7.4 8.6 6.0 6.2 4.8 4.6 Events per Hour Events per Hour Baseline 12 Month 18 Month 3 Year 5 Year Baseline 12 Month 18 Month 3 Year 5 Year N=126 N=124 N=123 N=98 N=71 N=126 N=124 N=123 N=98 N=71 All p values <0.001 vs. baseline All p values <0.001 vs. baseline results in median results in median Withdrawal of Inspire Therapy Resulted in Reversal of Therapeutic Benefit, Further Demonstrating Inspire’s Effectiveness Apnea-Hypopnea Index (Mean) Oxygen Desaturation Index (Mean) 31.3 30.1 26.7 26.8 25.8 23.0 ) Events/hr 8.0 7.2 7.6 8.9 6.3 6.0 Score ( Score (Events/hr) Baseline 1 Year Randomized, Therapy- Baseline 1 Year Randomized, Therapy- withdrawal Trial withdrawal Trial Therapy-maintenance Group (N=23) Therapy-withdrawal Group (N=23) Therapy-maintenance Group (N=23) Therapy-withdrawal Group (N=23) 14

Additional STAR Findings Showed Meaningful Improvement in Compliance and Quality of Life Metrics Inspire has Substantial Positive Implications …and has Resulted in Meaningful Impact to on Patient Compliance… Patients' Quality of Life Functional Outcomes of Sleep Self-Reported Device Use Questionnaire (Median) Epworth Sleepiness Scale (Median) 100% Normalized daytime functioning = 17.9 Normalized daytime sleepiness = 10.0 18.2 18.4 18.8 18.7 11.0 90% 86% 14.6 6.0 6.0 6.0 6.0 81% 81% 80% 80% 70% Baseline 12 Mo. 18 Mo. 3 Yr. 5 Yr. Baseline 12 Mo. 18 Mo. 3 Yr. 5 Yr. 65% CPAP compliance 60% N=126 N=124 N=123 N=98 N=92 N=126 N=124 N=123 N=98 N=92 All p values <0.001 vs. baseline results 50% 40% No or Soft Snoring (Median) Bed Partner Leaves Room (Median) 35% CPAP compliance 30% 86% 87% 90% 81% 30% Patients Reported(%) Nightly Use 20% 10% 17% 5% 4% 3% 0% 1% 12 Month 24 Month 3 Year 5 Year N=124 N=117 N=108 N=92 Baseline 12 Mo. 18 Mo. 3 Yr. 5 Yr. Baseline 12 Mo. 18 Mo. 3 Yr. 5 Yr. N=108 N=103 N=103 N=100 N=80 N=108 N=103 N=103 N=100 N=80 Published literature estimates that only approximately 35% to 65% of patients prescribed a CPAP device are compliant with the therapy 15

Inspire's Compelling Clinical Evidence has been Replicated Across Multiple Studies

German Post-Market Study

- Company sponsored, multi-center post-approval study in Germany (N=60)
- Measurements: 2 months, 6 months and 1 year
- Publication: *The Laryngoscope* in 2017
- Therapy compliance: average 39 hours per week; 89% ≥ 20 hours per week



Apnea Hypopnea Index (Median)
Score (Events/hr)
28.6
P<0.001
67% Reduction
9.5
Baseline
N=60
1 Year
N=56

Independent Study by TJUH & UPMC

- Conducted by researchers at TJUH and UPMC (N=97)
- Measurements: 3 months
- Publication: *Journal of Clinical Sleep Medicine* in 2017
- Therapy compliance: average > 45 hours per week; >75% ≥ 40 hours per week



Apnea Hypopnea Index (Mean)
Score (Events/hr)
35.9
35.3
P<0.001
82% Reduction
6.3
6.3
Baseline
3 Months
TJUH Cohort (N=48)
UPMC Cohort (N=49)

Other Independent Studies

- University Hospitals-Cleveland: reported on the outcomes from twenty consecutive cases treated with Inspire therapy. The mean **AHI in these patients decreased significantly from 32 to 1.8 (p<0.001)**
  - Mean device use of 46 hours per week
- Technical University of Munich: reported on 31 patients treated with Inspire therapy. Postoperative **AHI was significantly reduced from 33 to 7 (p<0.001**)
  - Mean device use of 46 hours per week
- Non-academic hospital in San Diego: collected data on 22 consecutive patients treated with Inspire therapy. AHI reductions were consistent among patients, with **all patients measured achieving a titrated AHI < 5**
  - Mean device use of 7.0 hours per night

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Note: Thomas Jefferson University Hospital abbreviated at TJUH. University of Pittsburgh Medical Center abbreviated as UPMC.

Independent Cleveland Clinic Comparison Study of Inspire vs. UPPP

Cleveland Clinic Comparison Study of Inspire Therapy and UPPP

- Independent retrospective study conducted by multi-disciplinary team of physicians from the Cleveland Clinic (N=40)
  - N=20 enrolled in HNS
  - N=20 enrolled in UPPP
- Publication: *American Journal of Otolaryngology* Mar. 2018
- Compared outcomes of Inspire Upper Airway Stimulation (HNS) vs UPPP in patients with moderate to severe OSA
- HNS: All patients who underwent HNS implantation at a single institution between Nov. 2015 and Nov. 2016 (N=20); all patients met STAR trial criteria
- UPPP: Utilized a pre-existing database of patients (N=116) who were intolerant to CPAP and underwent UPPP between 2003-2012. From this data, patients that matched STAR trial inclusion criteria were selected (N=20)


Pre vs Post Operative AHI for UPPP vs HNS Groups (Mean)
P= 0.02
P<0.001
AHI Score (Events/hr)
40.3
29% Reduction
28.8
38.9
88% Reduction
4.5
UPPP (N=20)
HNS (N=20)
Pre Operative AHI
Post Operative AHI


Pre vs Post Operative ESS for UPPP vs HNS Groups (Mean)
P=0.001
P<0.001
Normalized daytime sleepiness = 10.0
Index Score
11.0
7.0
13.0
8.0
UPPP (N=16)
HNS (N=15)
Pre Operative ESS
Post Operative ESS

Conclusion

"The present study compares outcomes of the most well established upper airway surgery with outcomes of upper airway stimulation therapy in patients with OSA. Compared to uvulopalatopharyngoplasty, hypoglossal nerve stimulation therapy provides significant objective improvement in outcome measures for select patients with moderate to severe OSA with inability to tolerate CPAP. Although traditional upper airway surgery is effective in treating patients with OSA, ***our study suggests hypoglossal nerve stimulation is curative for many patients as it normalizes the AHI to < 5 and is an excellent option for second line therapy in select patients with OSA who are intolerant to CPAP.****"*

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Note: Hypoglossal nerve stimulation abbreviated at HNS.

We Intend to Continue to Build the Depth of Our Clinical Data with Our ADHERE Patient Registry

ADHERE Patient Registry

Our post-implantation study with the goal of collecting data on a group in excess of 2,500 patients

Registry Results from 508 Patients

- Registry study designed to be retrospective and prospective
- 14 centers were involved as part of registry
- Registry enrolled 508 patients between October 2016 and January 2018

Adherence Monitoring: Average home device use: 5.7 hours / night



Apnea Hypopnea Index (Median)
P<0.0001
34.0
79% Reduction
7.0
Baseline
N=499
12 Months
N=227



Epworth Sleepiness Scale (Median)
Normalized daytime sleepiness = 10.0
P<0.0001
12
42% Reduction
7
Baseline
N=443
12 Months
N=241

Inspire is Better Experience than CPAP



96%

Would Recommend to Friends / Family



96%

Overall Patient Satisfaction



94%

Patients would Choose Inspire Again



94%

Early results from the ADHERE registry show Inspire therapy is an effective treatment for OSA in a real world setting

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Note: Latest registry data as of November 2018.

Product and Indication Expansion

We are Committed to Continuous Product Development & Indication Expansion Indication Expansion Product Pipeline  Working with the FDA to expand indication in the  5th generation neurostimulator is in the development U.S. to patients as young as 12 years of age phase (including Down syndrome)  Inspire Cloud, which has been launched, is being  Patients born with Down syndrome have designed to allow physicians to monitor patient higher rates of OSA than the general compliance and therapy efficacy pediatric population Illustrative Inspire Cloud Dashboard  50-patient investigator-initiated trial in- process to demonstrate the safety and efficacy of Inspire therapy for treating Down syndrome patients (1) ____________________ Not actual data; for illustrative purposes only. 20 ____________________ (1) Published in JAMA Otolaryngology – Head & Neck Surgery.

Inspire Cloud: Longitudinal Care Longitudinal Care Care team Inspire cloud Referral network Inspire Cloud was launched at the AASM (American Academy of Sleep Medicine) annual meeting June 2018 ____________________ Not actual data; for illustrative purposes only.  Monitors Adherence  Strengthens the Referral Network  Generates Complete Patient Therapy Reports  Creates Care Coordination Hub  Insight into Center-Wide Therapy Outcomes  Fits into existing sleep clinic workflows 21

Reimbursement

Our Team is Focused on All Aspects of Reimbursement, which Include Coding, Payment and Coverage Coding Payment Coverage • Physician • Physician • Medicare • Facility • Facility • Commercial • Neurostimulator and stimulation • National Medicare average facility • Over 350 commercial payors in the lead: CPT code 64568 for Cranial payment of approximately $27,700 U.S. have paid for the Inspire Nerve Stimulator procedure, mostly through prior • Covers the cost of the device and authorization • Sensing lead: CPT code 0466T the procedure for implantation (Category III) • Medicare payment in most MACs • Physician society working to convert to a Category I code • Government contract for VA / Military hospitals 2018 U.S. Implant Mix Two-pronged Approach to Reimbursement Part 1: Work with all payers to educate on the therapy during annual and mid-cycle reviews to develop 30% Commercial positive coverage policies (i.e., Aetna was a mid-cycle) 60% Medicare Part 2: Work with physicians and centers to obtain VA prior authorizations from payers as most have 10% negative coverage policies today, yet approve procedures after appeal cycles 23

Developing Positive Coverage Policies – Currently, 32 Policies Covering 83 Million Lives



BCBS
Evidence Street
(Jan 2019 Positive Assessment)
HCSC
BCBS
IL/TX
14.6M
Anthem
14 BCBS Plans:
California &
Georgia ++
38.7 M
BCBS
9 BCBS Plans:
MA, MN, MI,
ID, WA, FL, TN,
TN, NC, AL
26.3MM
BCBS
Others
17.4MM
• IBC
• Horizon
• Highmark
• Care First
• Excellus
21 (of 36) BCBS policies issued covering 53M lives since Jan 2019
Aetna
22.2 M
United
Healthcare
45.7 M
Cigna,
Humana
& others
15MM+
Small Regional Plans focused in area with active centers:
• Med Mutual of Ohio
• Medica
• HAP
• PreferredOne
• Clev Clinic
• OSU
• Group Health WI
Focus on local payments
12 Medicare
MAC
Jurisdictions
Medicare
Nat'l
Coverage
Decision
38.7 M
Long-term: May look toward national policy

- **Review Cycles – most major providers have a scheduled annual review for policies**
- **Focus is to provide updated dossier, guidelines, experiences to encourage a deep dive review**
- **Continue to build on already strong clinical dossier and physician support**
- **Leverage internal staff as well as multiple contractors with designated payers assigned to each**
- **Large Payors – most difficult to engage, and more accepting of the appeal (EMR) process**
- **Small Payors – less comfortable with EMR process and more agile to conduct internal reviews**

✔ Indicates Insurers with Positive Coverage Policies or positive technical assessments

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U.S. Commercial Prior Authorization Submissions Key focus is to continue to grow individual patient prior Total Submissions authorizations while working with payors to develop 2019: 688 (Q1 ‘19) positive coverage policies longer term 2018: 2,477 2017: 1,506 • Q3 2018 included a bolus of Aetna resubmissions following the 2016: 960 issuance of the national coverage policy Past Quarter Submissions 688 700 661 60 639 619 600 558 50 488 500 445 40 400 303 30 300 268 258 270 51 53 48 49 209 225 43 Quarterly TotalSubmissions 38 20 200 34 QuarterlyAverage Weekly Submissions 23 21 20 21 10 100 16 17 0 0 Q1'16 Q2'16 Q3'16 Q4'16 Q1'17 Q2'17 Q3'17 Q4'17 Q1'18 Q2'18 Q3'18 Q4'18 Q1'19 Qtrly Weekly Average Submissions Qtrly Total Submissions 25 Process driven by 16 person market access team

U.S. Commercial Prior Authorization Approvals Many patients who are willing to work through the Total Approvals process benefit from an approval; shortly after this 2019: 443 (Q1 ‘19) approval, the process shifts to scheduling the placement 2018: 1,230 of the Inspire system 2017: 583 2016: 330 Past Quarter Approvals 500 40 443 450 35 395 400 373 30 350 25 300 249 250 213 20 190 200 34 29 30 15 Quarterly TotalApprovals 150 126 133 134 103 96 19 10 QuarterlyAverage Weekly Approvals 100 59 72 15 16 10 10 10 5 50 7 8 5 6 0 0 Q1'16 Q2'16 Q3'16 Q4'16 Q1'17 Q2'17 Q3'17 Q4'17 Q1'18 Q2'18 Q3'18 Q4'18 Q1'19 Qtrly Weekly Average Approvals Qtrly Total Approvals 26

Our Market Access Team is Highly Effective in Working with Patients and Physicians

Case-by-Case Submissions, Reviews & Approvals Process

Prepare/Submit an Prior Authorization → *If denied* → **Prepare/Submit an 1st level appeal** → *If denied* → **Prepare/Submit an 2nd level appeal** → *If denied* → **Prepare/Submit an EMR appeal (External Medical Review)**

Approval typically takes approximately 2-3 months

Prior Authorization Approval Track Record following a complete appeal review cycle

Percentage of Patient Approvals – 2017



70%
15%
15%
+1,506 (1)
Approved
Denied at EMR
Dismissed

Percentage of Patient Approvals – 2018



75%
15%
10%
+2,477 (2)
Approved
Denied at EMR
Dismissed

Overall Approval Rates are ~50% as many patients do not receive a full review (drop out or blocked)

≈55% in 2018

(1) Indicates number of patient submissions in 2017.
(2) Indicates number of patient submissions in 2018.

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Commercial Development

We have a Targeted Approach to Market Development Inspire Approach to Market Development Direct-to-Patient Outreach Machine  Inspire has built a referral network with physicians across the treatment continuum Company Sponsored Public Relations  Differentiated marketing engine capable of generating demand through patient channels Physician to Patient Local Radio Direct to Patient Channels / Self-Referred Physician Word of Mouth Cardiac Dental Practice Practice (1) / EP Referrals Referrals Engaged Sessions 1.3 million in 2018 Inspire Program Core Team Dr. Searches 425,000 in 2018 Practice Engagement • Trackable calls (22,000 in 2018) Sleep Sleep Practice • Emails Practice Refer and • Health Talk Sign Ups Referrals Manage • Visits - MD pages • Clicks - MD news stories ____________________ 29 (1) Electrophysiologists (“EP”)

Our Sales Strategy Engages All Key Stakeholders Across the OSA Treatment Paradigm Holistic Approach to Engagement Across Key Stakeholders in the OSA Treatment Paradigm Sales Organization Sleep  53 Territory Managers (reps) in U.S. and 8 in Europe Centers  Managed by Regional Sales Managers (9)  Supported by Therapy Awareness Managers and Field Clinical Representatives ENT Patients Physicians  Target for each rep to manage 5 – 8 active centers per territory  Focus on building long-lasting physician relationships  Encourage & sponsor additional publications of clinical data  Support physicians through all aspects of a case  Increase awareness through training and education  Identify new regions with high volume medical centers  Continue various direct-to-patient marketing initiatives Summary: Continue to build on capacity to treat patients by adding centers, hiring Territory Managers, and adding support structure including Regional 30 Managers and staff to cover implant cases and activations

Keys To Driving a Strong Territory Territory Manager Strategy  New Centers and Territory Framing How TMs Spend their Time  Building Regional Manager Team and currently have 9 RMs (added 2 in Q4 2018) FCRs to Support  Adding Field Clinical Reps (FCRs) to support implants Attend DISE,  Find The Continue adding Territory Managers Cases & Right Centers  Ended Q1 2019 with 53 U.S. Territory Follow up Managers (added 7 in Q1 2019)  Sales Training Drive Manage Prior  Inspire University conducted quarterly for Patient Flow Authorization, new employees & Practice Coding &  Free up selling time for tenured reps to focus Readiness Payment on driving patient flow  Invest in FCRs to cover cases and activations 31

The Great Balancing Act KEEPING CONTROL WHILE GROWING FAST What does it take to start, then grow a business into a successful public company yet maintain total control of product performance? 32

The Inspire Control System Prevalence Pool 17M people in the US with End Goal: Strong OSA of which ≈25% could Incidence Pool be treated by using 500k new cases per Patient Outcomes!!! Inspire year who could be treated using Inspire Question 1: How Question 3: How Question 2: How Question 4: How Question 5: How to find these to direct patients to improve the to improve time to scale the patients and to the correct yield to increase and approval business without connect them to physician to contacts to rates from losing quality in the proper prevent healthcare insurance patient healthcare unnecessary providers? companies? outcomes? provider? visits? Direct-to-Consumer Outreach Program Continuous addition of new sales reps and opening new hospitals Direct-to-Patient Outreach Machine Company Sponsored Public Relations Patient Local Radio Physician to Physician Word of Mouth Physician Appointment Insurance Approvals •≈50% are new sleep •Requires 3-4 review apnea patients and need cycles and averages 3-4 Patient Engaged Sessions to try CPAP first months 1.3 million in 2018 •≈25% of patients are not •≈55% of patients are receives Patients make Patients proceed Patients Dr. Searches proper candidates approved Inspire! 425,000 in 2018 appointment to •≈25% are good Inspire for insurance •≈60% of patients have to scheduled for see doctor approval Inspire Practice Engagement candidates go thru this process • Target 500+ contacts/week 33

Financials

Quarterly Revenue Since 2016 ($ in Millions) $16.6 $16.3 2019 Revised Outlook: FY2019 revenue of $69M - $72M, up 36% - 42% from FY2018 revenue of $50.6M (Prior guidance of $67M - $70M) $13.1 $10.9 $10.0 $10.0 $7.3 $6.0 $5.2 $5.3 $4.7 $3.6 $3.0 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 151% 170% 121% 89% 79% 69% 56% 91% 90% 81% 80% 66% 62% % YoY Revenue Growth 35 ____________________ Quarterly amounts are unaudited

Revenue and Gross Margins ($ in Millions) Annual Revenue Annual Gross Margin 2016 – 2018 CAGR: 75.7% +390bps Improvement 78.9% 80.1% $50.6 76.2% $28.6 $16.4 2016 2017 2018 2016 2017 2018 Quarterly Revenue Quarterly Gross Margin $16.6 $16.3 % YoY Revenue Growth $13.1 82.4% 81.1% 80.8% 81.1% 80.7% $10.9 78.5% $10.0 $10.0 77.4% 77.2% 77.2% $7.3 $6.0 $5.3 YoY revenue 2018 CE mark for growth of 62% Inspire IV contributed to excess inventory costs 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 79% 69% 56% 91% 90% 81% 80% 66% 62% 36 2019 Revised Outlook: FY2019 revenue of $69M - $72M, up 36% - 42% from FY2018 revenue of $50.6M (prior guidance of $67M - $70M) FY2019 gross margin between 80% - 82% (prior guidance of 79% - 81%)

In Q1 2019, Inspire Experienced Meaningful YoY Growth YoY Revenue ($ in millions) YoY Gross Profit YoY Growth: 62% YoY Growth: 73% 15.0 $13.4 $16.3 10.0 $7.7 Territory Managers EQ1 2019 53 5.0 EQ1 2018 31 0.0 $10.0 Q1 2018 Q1 2019 YoY Gross Margin YoY Increase: 520bps 82.4% 77.2% Q1 2018 Q1 2019 Q1 2018 Q1 2019 37

Our Growth Strategies Ensure strong and consistent patient outcomes globally through planned and controlled expansion and robust training Promote awareness among patients, ENT physicians, sleep centers and referring physicians Expand U.S. sales and marketing organization to drive adoption of our Inspire therapy Leverage the prior authorization model while we work in parallel with payors to develop positive coverage policies Invest in research and development to drive innovation and expand indications Further penetrate and expand into existing and new international markets 38

Our Innovative Inspire Solution has a Significant First Mover Advantage...

Compelling Market Opportunity

- Large and growing prevalence of OSA
- Significant economic cost of untreated OSA
- Urgent clinical need for an effective alternative to CPAP
- ~$10bn annual market opportunity in the U.S.

Inspire Therapy is Strongly Positioned

FDA PMA Approval Since 2014
- More than 5,000 patients treated at over 270 medical centers across the U.S. and Europe

Evidence of Safety and 5-Year Long-Term Sustained Efficacy
- Consistent results across four sponsored and 13 independent clinical studies evaluating ~1,470 patients
- Ongoing enrollment of 2,500 patient ADHERE patient registry

Physician Society Support
- American Academy of Otolaryngology, American Academy of Sleep Medicine, Germany S-3 Guidelines and International Sleep Surgery Society

Significant Payor Experience
- Focus on payor coverage beyond Aetna & BCBS
- Leverage highly effective prior authorization model
- Approvals from ~350 commercial payors to date
- Over 1,500 individual patient submissions in 2017, over 2,400 in 2018, and over 680 in Q1 2019

Differentiated Product Built on 20 Years of Development
- Closed loop system that leverages our pressure sensing lead and proprietary algorithm
- Current device represents the 4th generation of our Inspire system, which has an ~11-year battery life and allows for MRI of head and extremities

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